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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of report (date of earliest event reported): September 10, 2004

                            Collectors Universe, Inc.

               (Exact name of Registrant as Specified in Charter)

                                    DELAWARE

                 (State or Other Jurisdiction of Incorporation)

                0-27887                                  33-0846191
         (Commission File No.)                        (I.R.S. Employer
                                                   Identification Number)

                1921 E. Alton Avenue, Santa Ana, California 92705

              (Address of Principal Executive Offices and Zip Code)

       Registrant's telephone number, including area code: (949) 567-1234

           (Former Name or Former Address if Changed Since Last Report


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ITEM 2.02 DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On September 10, 2004, Collectors Universe issued a press release announcing its financial results for the 4th quarter and fiscal 2004 ended June 30, 2004. The press release is attached to this report as Exhibit 99.1


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                  COLLECTORS UNIVERSE, INC.

                                                  By: /s/ MICHAEL J. LEWIS
                                                  ------------------------------
                                                  MICHAEL J. LEWIS
                                                  CHIEF FINANCIAL OFFICER

Dated:  September 10, 2004


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                                  EXHIBIT INDEX

Exhibit      DESCRIPTION
-------      -----------
 99.1        Collectors Universe, Inc. Earnings Release dated September 10, 2004